Thornburg Mortgage Securities Trust 2002-4
Publicly Offered Certificate Computational Materials: Term Sheet

New Issue Marketing Materials

$861,157,000 (Approximate)

Thornburg Mortgage Securities Trust 2002-4

Wells Fargo Bank Minnesota, National Association
Master Servicer

Thornburg Mortgage Home Loans, Inc.
Mortgage Loan Seller

Structured Asset Mortgage Investments Inc.
Seller

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of November 1, 2002.

November 21, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976           November 21, 2002
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2002-4
Publicly Offered Certificate Computational Materials: Term Sheet

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976           November 21, 2002
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2002-4
Publicly Offered Certificate Computational Materials: Term Sheet

$861,157,000 (approx.)
Thornburg Mortgage Securities Trust 2002-4
ARM and Hybrid ARM Mortgage Loans (CMT and LIBOR Indexed)

                             Expected        Credit
          Certificate        Ratings      Enhancement    Interest Rate         Collateral            Certificate
Class       Size (1)           S&P          %age (2)          Type                Type                   Type
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 I-A     $328,742,400          AAA           2.90%          WAC (3)                ARM              Group I Senior
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 II-A    $191,023,000          AAA           2.90%          WAC (4)            3/1 Hybrids         Group II Senior
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
III-A    $305,617,600          AAA           2.90%          WAC (5)            5/1 Hybrids         Group III Senior
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 IV-A     $15,424,900          AAA           2.90%          WAC (6)        7/1 & 10/1 Hybrids      Group IV Senior
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 B-1      $10,391,000           AA           1.70%          WAC (7)          Total Portfolio           Crossed
                                                                                                     Subordinate
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 B-2      $6,061,400            A            1.00%          WAC (7)          Total Portfolio           Crossed
                                                                                                     Subordinate
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 B-3      $3,896,600           BBB           0.55%          WAC (7)          Total Portfolio           Crossed
                                                                                                     Subordinate
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
                           Not Offered
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 B-4      $1,299,000            BB           0.40%          WAC (7)          Total Portfolio           Crossed
                                                                                                     Subordinate
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 B-5       $865,800             B            0.30%          WAC (7)          Total Portfolio           Crossed
                                                                                                     Subordinate
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
 B-6      $2,598,012        Not Rated         ---           WAC (7)          Total Portfolio           Crossed
                                                                                                     Subordinate
------- ---------------- --------------- --------------- --------------- ------------------------ -------------------
(1)	The Certificates Sizes are approximate and subject to a +/- 10% variance.
(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
(3)	The Class I-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 3.387%.
(4)	The Class II-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.729%.
(5)	The Class III-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.217%.
(6)	The Class IV-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group IV Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.661%.
(7)	The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Classes of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.399%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976           November 21, 2002
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2002-4
Publicly Offered Certificate Computational Materials: Term Sheet

Seller:	Structured Asset Mortgage Investments Inc.

Mortgage Loan Seller:	Thornburg Mortgage Home Loans, Inc.

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	Thornburg Mortgage Home Loans, Inc. (approximately 70%), ABN-AMRO Mortgage Group, Inc. (approximately 11%) and various servicers (approximately 19% and each servicing no more than 10%).

Trustee:	Deutsche Bank National Trust Company

Underwriter:	Bear, Stearns & Co. Inc.

Cut-off Date:	November 1, 2002

Closing Date:	November 26, 2002

Rating Agency:	Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

Legal Structure:	REMIC

Optional Call:	10% cleanup call (aggregate portfolio)

Distribution Date:	25th of each month or next business day, commencing December 26, 2002.

Interest Accrual Period:	The interest accrual period on the Class I-A, Class II-A, Class III-A, IV-A and Class B Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The price to be paid by investors for the Class I-A, Class II-A, Class III-A, IV-A and Class B Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

Form of Registration:	The Offered Certificates will be issued in book-entry form through DTC.

ERISA:	The Class I-A, II-A, III-A and IV-A Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:	The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Collateral Description:	The mortgage pool will have the following characteristics by group:

Group      Principal Balance      % of Pool      % of Group      Loan Type               Index
---------- ---------------------- -------------- --------------- ----------------------- -----------------
I                $138,130,203          15.95%         40.79%     ARM                     1 MO. LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
I                $168,308,203          19.44%         49.72%     ARM                     6 MO. LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
I                 $6,615,539           0.76%           1.94%     ARM                     1Year CMT
---------- ---------------------- -------------- --------------- ----------------------- -----------------
I                $25,506,625           2.95%           7.54%     ARM                     1 Year LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
II               $37,099,2666          4.28%          18.85%     3/1 Hybrid              1 Year CMT
---------- ---------------------- -------------- --------------- ----------------------- -----------------
II               $140,125,886          16.18%         71.25%     3/1 Hybrid              1 Year LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
II                 $72,902             0.01%           0.04%     3 Year Adjustable       3 Year CMT
---------- ---------------------- -------------- --------------- ----------------------- -----------------
II               $19,430,083           2.24%           9.86%     3/6 Hybrid              6 MO. LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
III              $153,015,120          17.67%         48.61%     5/1 Hybrid              1 Year CMT
---------- ---------------------- -------------- --------------- ----------------------- -----------------
III              $136,177,834          15.73%         43.27%     5/1 Hybrid              1 Year LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
III              $22,766,934           2.63%           7.24%     5/6 Hybrid              6 MO. LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
III               $2,785,400           0.32%           0.88%     5/1 LIBOR               6 MO. LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
IV                 $800,000            0.09%           4.89%     7/6 Hybrid              6 MO. LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
IV                $1,631,162           0.19%          10.33%     7/1 Hybrid              1 Year CMT
---------- ---------------------- -------------- --------------- ----------------------- -----------------
IV                $1,038,802           0.12%           6.52%     7/1 Hybrid              1 Year LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
IV                 $140,000            0.02%           1.09%     10/1 Hybrid             1 Year LIBOR
---------- ---------------------- -------------- --------------- ----------------------- -----------------
IV               $12,275,664           1.42%          77.17%     10/1 Hybrid             1 Year CMT
---------- ---------------------- -------------- --------------- ----------------------- -----------------
See the collateral description attached as Exhibit 1 for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the November 1, 2002. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976           November 21, 2002
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

STATEMENT REGARDING ASSUMPTIONS
AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class Al (I-A-1)      1/1 ARM     (P)

Orig Bal 328,742,400 Fac 1.00000 Coup 3.387 Mat / I Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 1.5320 Cap 10.6620 @ 9.1300 Floor 1.5320 @ 0.0000
DIRECTED CASHFLOW FROM GROUP-GO1

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: A1 (I-A-1)

                       15% CPP     25% CPP      35% CPP        prepay
                                                               losses
                       2.3300%     2.3300%      2.3300%      1YR_TRES
                       1.3800%     1.3800%      1.3800%       1M_LIB
                       1.6700%     1.6700%      1.6700%       1Y_LIB
                       3.2000%     3.2000%      3.2000%      3YR_TRES
              Price    1.4500%     1.4500%      1.4500%       6M_LIB
                       1.0000%     1.0000%      1.0000%     PUT_FLAG
                       0.0000%     0.0000%      0.0000%  STEP_OVERRIDE
                         5.74        3.40         2.29       Avg. Life
                        12/02       12/02        12/02       1st Prin
                        02/33       02/33        02/33       Last Prin
          ----------------------------------------------------------------------
           100.375000   2.90         2.84        2.76        Yield
                        4.91         3.06        2.12        Duration
          ----------------------------------------------------------------------
           100.500000   2.88         2.80        2.71        Yield
                        4.91         3.07        2.13        Duration
          ----------------------------------------------------------------------
           100.625000   2.85         2.76        2.65        Yield
                        4.92         3.07        2.13        Duration
          ----------------------------------------------------------------------
           100.750000   2.82         2.72        2.59        Yield
                        4.92         3.08        2.13        Duration
          ----------------------------------------------------------------------
           100.875000   2.80         2.68        2.53        Yield
                        4.93         3.08        2.14        Duration
          ----------------------------------------------------------------------
           101.000000   2.77         2.64        2.47        Yield
                        4.93         3.09        2.14        Duration
          ----------------------------------------------------------------------
           101.125000   2.75         2.60        2.42        Yield
                        4.94         3.09        2.14        Duration
          ----------------------------------------------------------------------

This information should be considered only after reading Bear Stearns~ Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (`the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class A2 (II-A-1)      3/1 ARM     (P)

Orig Bal 191,023,000 Fac 1.00000 Coup 4.729 Mat / Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 1.5320 Cap 10.6620 @ 9.1300 Floor 1.5320 @ 0.0000
DIRECTED CASHFLOW FROM GROUP-GO2

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: A2 (II-A-1)

                            15% CPP     25% CPP     35% CPP        prepay
                                                                    losses
                            2.3300%     2.3300%     2.3300%       1YR_TRES
                            1.3800%     1.3800%     1.3800%        IM_LIB
                            1.6700%     1.6700%     1.6700%        1Y_LIB
                            3.2000%     3.2000%     3.2000%       3YR_TRES
                  Price     1.4500%     1.4500%     1.4500%        6M_LIB
                            1.0000%     1.0000%     1.0000%      PUT_FLAG
                            0.0000%     0.0000%     0.0000%    STEP_OVERRIDE
                              2.20        1.88        1.60        Avg. Life
                             12/02       12/02        12/02       1st Prin
                             08/05       08/05       08/05        Last Prin
               -----------------------------------------------------------------
                100.625000   4.30        4.23        4.14         Yield
                             2.04        1.75        1.50         Duration
               -----------------------------------------------------------------
                100.750000   4.24        4.16        4.06         Yield
                             2.04        1.75        1.50         Duration
               -----------------------------------------------------------------
                100.875000   4.18        4.09        3.98         Yield
                             2.04        1.76        1.50         Duration
               -----------------------------------------------------------------
                101.000000   4.12        4.02        3.89         Yield
                             2.04        1.76        1.50         Duration
               -----------------------------------------------------------------
                101.125000   4.06        3.95        3.81         Yield
                             2.04        1.76        1.50         Duration
               -----------------------------------------------------------------
                101.250000   4.00        3.88        3.73         Yield
                             2.04        1.76        1.50         Duration
               -----------------------------------------------------------------
                101.375000   3.94        3.81        3.65         Yield
                             2.04        1.76        1.50         Duration
               -----------------------------------------------------------------

This information should be considered only after reading Bear Stearns Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the Statement”), which should be attached. Do not use or rely on this information ([you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class A3 (IIII-A-1)      5/1 ARM     (P)

Orig Bal 305,617,600 Fac 1.00000 Coup 5.217 Mat / Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 1.9530 Cap 10.2500 @ 8.2970 Floor 1.9530 @ 0.0000
DIRECTED CASHFLOW FROM GROUP-GO3

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: A3 (III-A-1)

                       15% CPP     25% CPP     35% CPP         prepay
                                                               losses
                       2.3300%     2.3300%     2.3300%       1YR_TRES
                       1.3800%     1.3800%     1.3800%        IM_LIB
                       1.6700%     1.6700%     1.6700%        1Y_LIB
                       3.2000%     3.2000%     3.2000%       3YR_TRES
            Price      1.4500%     1.4500%     1.4500%        6M_LIB
                       1.0000%     1.0000%     1.0000%       PUT_FLAG
                       0.0000%     0.0000%     0.0000%   STEP_OVERRIDE
                         3.28        2.56        1.99        Avg. Life
                        12/02       12/02       12/02        1st Prin
                        09/07       09/07       09/07        Last Prin
          ----------------------------------------------------------------------
           100.875000   4.85        4.74         4.60        Yield
                        2.90        2.29         1.81        Duration
          ----------------------------------------------------------------------
           101.000000   4.81        4.69         4.53        Yield
                        2.90        2.30         1.82        Duration
          ----------------------------------------------------------------------
           101.125000   4.76        4.63         4.46        Yield
                        2.90        2.30         1.82        Duration
          ----------------------------------------------------------------------
           101.250000   4.72        4.58         4.40        Yield
                        2.90        2.30         1.82        Duration
          ----------------------------------------------------------------------
           101.375000   4.68        4.52         4.33        Yield
                        2.91        2.30         1.82        Duration
          ----------------------------------------------------------------------
           101.500000   4.64        4.47         4.26        Yield
                        2.91        2.30         1.82        Duration
          ----------------------------------------------------------------------
           101.625000   4.60        4.42         4.19        Yield
                        2.91        2.31         1.83        Duration
          ----------------------------------------------------------------------

This information should be considered only after reading Bear Stearns ‘Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (‘the Statement”), which should be attached. Do not use or rely on this information ([you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class A4 (IV-A-1)      10/1 ARM     (P)

Orig Bal 15,424,900 Fac 1.00000 Coup 5.661 Mat / Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 2.1520 Cap 10.7180 @ 8.5660 Floor 2.1520 @ 0.0000
DIRECTED CASHFLOW FROM GROUP-GO4

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: A4 (IV-A-1)

                          15% CPP     25% CPP     35% CPP         prepay
                                                                  losses
                          2.3300%     2.3300%     2.3300%       IYR_TRES
                          1.3800%     1.3800%     1.3800%        1M_LIB
                          1.6700%     1.6700%     1.6700%        1Y_LIB
                          3.2000%     3.2000%     3.2000%       3YR_TRES
               Price      1.4500%     1.4500%     1.4500%        6M_LIB
                          1.0000%     1.0000%     1.0000%      PUT_FLAG
                          0.0000%     0.0000%     0.0000%   STEP_OVERRIDE
                            4.64        3.16        2.23        Avg. Life
                           12/02       12/02        12/02       1st Prin
                           01/12       01/12       01/12        Last Prin
            --------------------------------------------------------------------
              100.625000   5.42        5.33        5.21         Yield
                           3.79        2.68        1.96         Duration
            --------------------------------------------------------------------
              100.750000   5.38        5.28        5.14         Yield
                           3.79        2.69        1.97         Duration
            --------------------------------------------------------------------
              100.875000   5.35        5.24        5.08         Yield
                           3.79        2.69        1.97         Duration
            --------------------------------------------------------------------
              101.000000   5.32        5.19        5.02         Yield
                           3.80        2.69        1.97         Duration
            --------------------------------------------------------------------
              101.125000   5.29        5.15        4.96         Yield
                           3.80        2.69        i.98         Duration
            --------------------------------------------------------------------
              101.250000   5.26        5.10        4.89         Yield
                           3.80        2.70        1.98         Duration
            --------------------------------------------------------------------
              101.375000   5.22        5.05        4.83         Yield
                           3.81        2.70        1.98         Duration
            --------------------------------------------------------------------

This information should be considered only after reading Bear Stearns ‘Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (‘the Statement”), which should be attached. Do not use or rely on this information ([you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being pro vided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class B1 (B-1)      AA SUB     (P)

Orig Bal 10,391,000 Fac 1.00000 Coup 4.399 Mat / Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 1.7640 Cap 10.3550 @ 8.5910 Floor 1.7640 @ 0.0000

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: B1 (B-1)

                     15% CPP     25% CPP     35% CPP         prepay
                                                             losses
                     2.3300%     2.3300%     2.3300%       1YR_TRES
                     1.3800%     1.3800%     1.3800%        1M_LIB
                     1.6700%     1.6700%     1.6700%        1Y_LIB
                     3.2000%     3.2000%     3.2000%       3YR_TRES
            Price    1.4500%     1.4500%     1.4500%        6M_LIB
                     1.0000%     1.0000%     1.0000%      PUT_FLAG
                     0.0000%     0.0000%    0. 0000%   STEP_OVERRIDE
                       9.65        6.05        4.55        Avg. Life
                      12/02       12/02       12/02        1st Prin
                      12/41       10/37       05/33        Last Prin
         -----------------------------------------------------------------------
          98.875000   3,99        4.19         4.32        Yield
                      7.52        5.06         3.95        Duration
         -----------------------------------------------------------------------
          99.000000   3.98        4.17         4.29        Yield
                      7.52        5.06         3.95        Duration
         -----------------------------------------------------------------------
          99.125000   3.96        4.14         4.26        Yield
                      7.52        5.06         3.95        Duration
         -----------------------------------------------------------------------
          99.250000   3.94        4.12         4.23        Yield
                      7.53        5.07         3.96        Duration
         -----------------------------------------------------------------------
          99.375000   3.93        4.09         4.20        Yield
                      7.53        5.07         3.96        Duration
         -----------------------------------------------------------------------
          99.500000   3.91        4.07         4.16        Yield
                      7.54        5.07         3.96        Duration
         -----------------------------------------------------------------------
          99.625000   3.89        4.04         4.13        Yield
                      7.54        5.08         3.96        Duration
         -----------------------------------------------------------------------

This information should be considered only after reading Bear Stearns ‘Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (‘the Statement”), which should be attached. Do not use or rely on this information ([you have not received and reviewed the Statement, You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class B2 (B-2)      A SUB     (P)

Orig Bal 6,061,400 Fac 1.00000 Coup 4.399 Mat / Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 1.7640 Cap 10.3550 @ 8.5910 Floor 1.7640 @ 0.0000

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: B2 (B-2)

                        15% CPP     25% CPP     35% CPP         prepay
                                                                losses
                        2.3300%     2.3300%     2.3300%       1YR_TRES
                        1.3800%     1.3800%     1.3800%        1M_LIB
                        1.6700%     1.6700%     1.6700%        1Y_LIB
                        3.2000%     3.2000%     3.2000%       3YR_TRES
               Price    1.4500%     1.4500%     1.4500%        6M_LIB
                        1.0000%     1.0000%     1.0000%      PUT_FLAG
                        0.0000%     0.0000%     0.0000%   STEP_OVERRIDE
                          9.65        6.05        4.55        Avg. Life
                         12/02       12/02       12/02        1st Prin
                         12/41       09/37       04/33        Last Prin
             -------------------------------------------------------------------
              98.125000   4.10        4.34        4.52         Yield
                          7.49        5.04        3.94         Duration
             -------------------------------------------------------------------
              98.250000   4.08        4.32        4.48         Yield
                          7.49        5.04        3.94         Duration
             -------------------------------------------------------------------
              98.375000   4.06        4.29        4.45         Yield
                          7.50        5.05        3.94         Duration
             -------------------------------------------------------------------
              98.500000   4.04        4.27        4.42         Yield
                          7.50        5.05        3.94         Duration
             -------------------------------------------------------------------
              98.625000   4.03        4.24        4.39         Yield
                          7.51        5.05        3.94         Duration
             -------------------------------------------------------------------
              98.750000   4.01        4.22        4.36         Yield
                          7.51        5.06        3.95         Duration
             -------------------------------------------------------------------
              98.875000   3.99        4.19        4.32         Yield
                          7.52        5.06        3.95         Duration
             -------------------------------------------------------------------

This information should be considered only after reading Bear Stearns ‘Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (‘the Statement”), which should be attached. Do not use or rely on this information ([you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & CO. Inc. lfoo	TMST-0204	November 22, 2002

TMST-0204 Class B3 (B-3)      BBB SUB     (P)

Orig Bal 3,896,600 Fac 1.00000 Coup 4.399 Mat / Wac- 0.000(0.000) WAM- / (-22835)/ 0
1.0000 x 1-yr TRES + 1.7640 Cap 10.3550 @ 8.5910 Floor 1.7640 @ 0.0000

Price/Yield View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date: 26-Nov-2002 Curve Type: Treas Act Curve Date: 22-Nov-2002 Tranche: B3 (B-3)

                       15% CPP     25% CPP     35% CPP         prepay
                                                               losses
                       2.3300%     2.3300%     2.3300%       1YR_TRES
                       1.3800%     1.3800%     1.3800%        1M_LIB
                       1.6700%     1.6700%     1.6700%        1Y_LIB
                       3.2000%     3.2000%     3.2000%       3YR_TRES
               Price   1.4500%     1.4500%     1.4500%        6M_LIB
                       1.0000%     1.0000%     1.0000%      PUT_FLAG
                       0.0000%     0.0000%     0.0000%   STEP_OVERRIDE
                         9.65        6.05        4.55        Avg. Life
                        12/02       12/02        12/02       1st Prin
                        12/41        10/36       04/33       Last Prin
            --------------------------------------------------------------------
             97.125000   4.23        4.54         4.78        Yield
                         7.46        5.02         3.92        Duration
            --------------------------------------------------------------------
             97.250000   4.21        4.52         4.74        Yield
                         7.46        5.02         3.92        Duration
            --------------------------------------------------------------------
             97.375000   4.20        4.49         4.71        Yield
                         7.47        5.02         3.92        Duration
            --------------------------------------------------------------------
             97.500000   4.18        4.47         4.68        Yield
                         7.47        5.03         3.93        Duration
            --------------------------------------------------------------------
             97.625000   4.16        4.44         4.65        Yield
                         7.47        5.03         3.93        Duration
            --------------------------------------------------------------------
             97.750000   4.15        4.42         4.61        Yield
                         7.48        5.03         3.93        Duration
            --------------------------------------------------------------------
             97.875000   4.13        4.39         4.58        Yield
                         7.48        5.04         3.93        Duration
            --------------------------------------------------------------------

This information should be considered only after reading Bear Stearns ‘Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (“the Statement”), which should be attached. Do not use or rely on this information ([you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation orfor pricing purposes.

Bear Stearns & Co. Inc. dfingerh	THORNBURG 2002-4	November 21 2002

                                        THORNBURG  2002-4

                                                                  Min      Max       Avg           Gr.     Init
GROUP      Count       Balance       Percent    GWAC    NWAC      GWAC     GWAC     Balance      Margin    Rate
Group 1      727    338,560,660.05    39.10    3.781    3.387     2.750    5.625    454,695.54    1,926    1.206
Group 2      514    196,728,136.56    22.72    5.004    4.729     3.250    6.375    382,739.57    2,102    3.556
Group 3      694    314,745,287.62    36.35    5.524    5.217     4.000    7.125    453,523.47    2,260    4.095
Group 4       33     15,885,628.24     1.83    5.931    5.661     5.250    6.875    481,382.67    2,422    5.000
Group 4    1,968    865,919,712.47   100.00    4.732    4.399     2.750    7.125    439,999.85    2,097    3.190
TOTAL

             Periodic    Min       Max       Orig             Rem                          Mo.
GROUP          Rate      Rate      Rate      Term      Age    Term     LTV      FICO      Roll
Group 1        1.166     1.926     11.056     362       2      360     67.02    729.50      3.36
Group 2        1.903     2.102     10.241     365       3      362     66.00    740.75     33.40
Group 3        1.929     2.260     10.557     362       3      359     65.54    737.36     57.64
Group 4        1.950     2.422     10.988     360       2      358     53.75    741.89    109.74
Group 4        1.715     2.097     10.688     363       3      360     66.01    735.13     31.87
TOTAL

                            ----------------------------------------------------------------
                                                CURRENT BALANCE
                            ----------------------------------------------------------------
                             CURRENT BALANCE    Group 1  Group 2     Group3  Group4  Total
                            ----------------------------------------------------------------
                            -  100,000           0.47     0.67        0.80    1.49    0.65
                            ----------------------------------------------------------------
                            100,001 - 150,000    2.33     4.09        2.79    1.80    2.89
                            ----------------------------------------------------------------
                            150,001 - 200,000    5.12     5.71        2.97    5.35    4.48
                            ----------------------------------------------------------------
                            200,001 - 250,000    4.99     6.40        3.74    3.01    4.82
                            ----------------------------------------------------------------
                            250,001 - 300,000    5.28     6.04        3.72    6.77    4.91
                            ----------------------------------------------------------------
                            300,001 - 350,000    6.91     6.77        7.02    4.18    6.87
                            ----------------------------------------------------------------
                            350,001 - 400,000    6.57    10.48        7.96    2.52    7.89
                            ----------------------------------------------------------------
                            400,001 - 450,000    3.14     6.31        8.42    5.53    5.82
                            ----------------------------------------------------------------
                            450,001 - 500,000    5.84     7.04        7.41    3.15    6.64
                            ----------------------------------------------------------------
                            500,001 - 550,000    4.04     6.40        6.23    0.00    5.30
                            ----------------------------------------------------------------
                            550.001  - 600,000   4.45     3.83        5.68    3.78    4.74
                            ----------------------------------------------------------------
                            600,001 - 650,000    4.52     9.08        5.22    0.00    5.73
                            ----------------------------------------------------------------
                            650,001 - 700,000    4.02     2.43        4.09    0.00    3.61
                            ----------------------------------------------------------------
                            700,001 - 750.000    2.60     2.58        2.10    9.13    2.53
                            ----------------------------------------------------------------
                            750,001 - 800,000    3.02     2.35        1.50    9.87    2.44
                            ----------------------------------------------------------------
                            800,001 - 850,000    1.73     0.43        1.57    5.30    1.44
                            ----------------------------------------------------------------
                            850,001 - 900,000    2.35     3.56        1.95    0.00    2.44
                            ----------------------------------------------------------------
                            900,001 - 950,000    1.65     0.94        1.47    0.00    1.40
                            ----------------------------------------------------------------
                            950,001 - 1,000,000  4.96     4.54        5.98   12.34    5.37
                            ----------------------------------------------------------------
                            1,000,001 +         26.02    10.33       19.36   25.81   20.03
                            ----------------------------------------------------------------
                            TOTAL              100.00    100.00     100.00  100.00  100.00
                            ----------------------------------------------------------------

                                                 LOAN TO VALUE
                            ----------------------------------------------------------------
                             LOAN TO VALUE      Group 1  Group 2    Group 3   Group4   TOTAL
                            ----------------------------------------------------------------
                            0.01 - 30.00         2.90     3.55       4.24      22.0    3.89
                            ----------------------------------------------------------------
                            30.01 - 40.00        3.13     5.39       3.44      18.81   4.04
                            ----------------------------------------------------------------
                            40.01 - 50.00        6.85     9.49       8.41       3.43   7.95
                            ----------------------------------------------------------------
                            50.01 - 60.00       12.83    10.64      16.21       7.38  13.46
                            ----------------------------------------------------------------
                            60.01 - 65.00        9.45     6.90       8.38       3.47   8.37
                            ----------------------------------------------------------------
                            65.01 - 70.00       16.94    16.44      12.08      18.05  15.08
                            ----------------------------------------------------------------
                            70.01 - 75.00       15.55    12.39      14.37       6.80  14.24
                            ----------------------------------------------------------------
                            75.01 - 80.00       28.81    31.30      30.13      19.51  29.69
                            ----------------------------------------------------------------
                            80.01 - 85.00        0.79     0.87       0.46       0.48   0.68
                            ----------------------------------------------------------------
                            85.01 - 90.00        1.81     1.49       1.32       0.00   1.53
                            ----------------------------------------------------------------
                            90.01 - 95.00        0.94     1.36       0.94       0.00   1.02
                            ----------------------------------------------------------------
                            95.01 - 100.00       0.00     0.20       0.00       0.00   0.04
                            ----------------------------------------------------------------
                            TOTAL              100.00   100.00     100.00     100.00 100.00
                            ----------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) thai the prices indicated (i) const it ute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary sign ~ficantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear Stearns & Co. Inc. dfingerh	THORNBURG 2002-4	November 21 2002

                           GROSS RATE

        ---------------------------------------------------------------
        CURRENT GROSS COUPON     1         2       3        4     TOTAL
        ---------------------------------------------------------------
        - 4.999                99.59     49.72    8.65    0.00    53.38
        ---------------------------------------------------------------
        5.000 - 5.249           0.30     11.81   11.31    0.00     6.91
        ---------------------------------------------------------------
        5.250 - 5.499           0.07     13.71   18.65    9.27    10.09
        ---------------------------------------------------------------
        5.500 - 5.749           0.05     13.39   19.27    2.83    10.12
        ---------------------------------------------------------------
        5.750 - 5.999           0.00      6.97   29.32   53.58    13.22
        ---------------------------------------------------------------
        6.000 - 6.249           0.00      2.61    8.58   23.89     4.15
        ---------------------------------------------------------------
        6.250 - 6.499           0.00      1.79    3.02    4.34     1.59
        ---------------------------------------------------------------
        6.500 - 6.749           0.00      0.00    1.13    3.12     0.47
        ---------------------------------------------------------------
        6.750 - 6.999           0.00      0.00    0.03    2.96     0.06
        ---------------------------------------------------------------
        7.000 - 7.249           0.00      0.00    0.04    0.00     0.01
        ---------------------------------------------------------------
        TOTAL                 100.00    100.00  100.00  100.00   100.00
        ---------------------------------------------------------------

                         CREDIT SCORE
             ---------------------------------------------------------
              FICO SCORE      1        2      3        4      TOTAL
             ---------------------------------------------------------
             - 600          0.11     0.65    0.27     0.00     0.29
             ---------------------------------------------------------
             601 - 620      0.20     0.36    0.28     0.00     0.26
             ---------------------------------------------------------
             621 - 640      2.28     0.56    0.84     0.00     1.32
             ---------------------------------------------------------
             641 - 660      4.22     4.41    2.20     0.00     3.45
             ---------------------------------------------------------
             661 - 680      8.37     3.82    7.73    10.36     7.14
             ---------------------------------------------------------
             681 - 700     13.94     8.94    8.16    16.68    10.75
             ---------------------------------------------------------
             701 - 720     13.93    10.13   13.77    11.88    12.97
             ---------------------------------------------------------
             721 - 740     11.89    15.73   16.00     8.21    14.19
             ---------------------------------------------------------
             741 - 760     14.64    18.34   16.09    11.00    15.94
             ---------------------------------------------------------
             761 - 780     17.62    18.46   19.69    18.80    18.58
             ---------------------------------------------------------
             781 - 800     11.44    15.72   12.94    15.73    13.03
             ---------------------------------------------------------
             801 +          1.37     2.88    2.04     7.33     2.07
             ---------------------------------------------------------
             TOTAL        100.00   100.00  100.00   100.00   100.00
             ---------------------------------------------------------

                              ORIGINAL TERM
        -----------------------------------------------------------
        ORIGINAL TERM      1       2       3       4       TOTAL
        -----------------------------------------------------------
         61 - 120        0.13     0.00    0.00    0.00      0.05
        -----------------------------------------------------------
        121 - 180        0.06     0.01    0.05    0.00      0.04
        -----------------------------------------------------------
        241 - 359        0.04     0.00    0.15    0.00      0.07
        -----------------------------------------------------------
        360 - 360       97.66    95.75   97.77   97.31    100.00
        -----------------------------------------------------------
        361 +            2.12     4.23    2.03    0.00      2.53
        -----------------------------------------------------------
        TOTAL          100.00   100.00  100.00  100.00    100.00
        -----------------------------------------------------------

                           GROSS MARGIN
        ------------------------------------------------------------------
        GROSS COUPON MARGIN      1         2        3        4      TOTAL
        ------------------------------------------------------------------
        - 1.999                 50.34    54.80    49.40    12.46    50.32
        ------------------------------------------------------------------
        2.000 - 2.249           20.61     0.47     0.00     0.00     8.17
        ------------------------------------------------------------------
        2.250 - 2.499           23.65    22.71     1.81     0.00    15.06                                            1.81
        ------------------------------------------------------------------
        2.500 - 2.749            4.53    21.31    19.15    87.54    15.18
        ------------------------------------------------------------------
        2.750 - 2.999            0.87    11.28    29.64     0.00    11.28
        ------------------------------------------------------------------
        TOTAL                  100.00   100.00   100.00   100.00   100.00
        ------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) thai the prices indicated (i) const it ute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary sign ~ficantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear Stearns & Co. Inc. dfingerh	THORNBURG 2002-4	November 21 2002

                                MAXIMUM RATE
         ----------------------------------------------------------------
          MAX RATE           1       2         3          4       TOTAL
         ----------------------------------------------------------------
          - 7.999           0.00    0.19      0.00       0.00       0.04
         ----------------------------------------------------------------
         8.000 - 8.499      0.00    0.59      0.00       0.00       0.13
         ----------------------------------------------------------------
         8.500 - 8.999      0.37    1.28      0.00       0.00       0.44
         ----------------------------------------------------------------
         9.000 - 9.499      0.25   12.22      3.13       0.00       4.01
         ----------------------------------------------------------------
         9.500 - 9.999      5.42   33.42      5.42       0.00      10.24
         ----------------------------------------------------------------
         10.000 - 10.499    0.67   29.69     16.88       4.74      14.97
         ----------------------------------------------------------------
         10.500 - 10.999   16.70   47.37     11.45       6.42      27.38
         ----------------------------------------------------------------
         11.000-11.499     72.77   10.90     12.4       28.24      35.96
         ----------------------------------------------------------------
         11.500 - 11.999    0.05   10.14     0.94       10.61       2.86
         ----------------------------------------------------------------
         12.000 - 12.499    4.52    2.95     0.04       0.00        2.45
         ----------------------------------------------------------------
         12.500 - 12.999    0.00    0.00     0.82       0.00        0.30
         ----------------------------------------------------------------
         13.000 - 13.499    1.34    0.00     0.00       0.00        0.52
         ----------------------------------------------------------------
         14.000- 14.499     0.24    0.00     0.00       0.00        0.10
         ----------------------------------------------------------------
         14.500 - 14.999    0.36    0.00     0.00       0.00        0.14
         ----------------------------------------------------------------
         15.000 - 15.499    0.83    0.00     0.00       0.00        0.32
         ----------------------------------------------------------------
         15.500-15.999      0.11    0.00     0.00       0.00        0.04
         ----------------------------------------------------------------
         16.500-16.999      0.08    0.00     0.00       0.00        0.03
         ----------------------------------------------------------------
         17.000 - 17.499    0.00    0.17     0.00       0.00        0.06
         ----------------------------------------------------------------
         TOTAL            100.00  100.00   100.00     100.00      100.00
         ----------------------------------------------------------------

                                        STATE
         ----------------------------------------------------------------
          STATE         1         2          3          4         TOTAL
         ----------------------------------------------------------------
         AK           0.06       0.00       0.00       0.00        0.02
         ----------------------------------------------------------------
         AL           1.43       0.26       0.61       0.00        0.84
         ----------------------------------------------------------------
         AR           0.02       0.00       0.00       0.58        0.02
         ----------------------------------------------------------------
         AZ           1.86       1.58       2.17       0.00        1.88
         ----------------------------------------------------------------
         CA          11.64      28.42      35.58      70.54       25.24
         ----------------------------------------------------------------
         CO           9.06       7.82       6.82       4.53        7.88
         ----------------------------------------------------------------
         CT           2.18       1.40       3.31       0.98        2.39
         ----------------------------------------------------------------
         DC           0.19       0.26       0.00       0.00        0.13
         ----------------------------------------------------------------
         DE           0.41       0.00       0.17       0.00        0.22
         ----------------------------------------------------------------
         FL           2.70       4.73       2.40       0.43        3.01
         ----------------------------------------------------------------
         GA          25.52      17.00      10.93       1.80       17.85
         ----------------------------------------------------------------
         HI           0.30       0.00       0.17       3.78        0.25
         ----------------------------------------------------------------
         IA           0.00       0.00       0.42       0.95        0.17
         ----------------------------------------------------------------
         ID           0.00       0.11       0.00       0.00        0.02
         ----------------------------------------------------------------
         IL           1.01       3.72       4.89       3.66        3.08
         ----------------------------------------------------------------
         IN           0.06       0.32       0.37       1.04        0.25
         ----------------------------------------------------------------
         KS           0.00       0.07       0.00       0.00        0.02
         ----------------------------------------------------------------
         KY           0.00       0.00       0.24       0.00        0.09
         ----------------------------------------------------------------
         LA           0.00       0.15       0.05       0.00        0.05
         ----------------------------------------------------------------
         MA           0.81       3.46       2.10       3.12        1.92
         ----------------------------------------------------------------
         MD           1.36       1.87       0.68       1.23        1.22
         ----------------------------------------------------------------
         ME           0.10       0.18       0.32       0.00        0.20
         ----------------------------------------------------------------
         MI           0.17       0.97       1.75       1.84        0.96
         ----------------------------------------------------------------
         MN           1.07       0.56       1.56       0.00        1.12
         ----------------------------------------------------------------
         MO           0.33       0.89       0.98       0.00        0.69
         ----------------------------------------------------------------
         MS           0.00       0.05       0.11       0.00        0.05
         ----------------------------------------------------------------
         MT           0.70       0.00       0.00       0.00        0.27
         ----------------------------------------------------------------
         NC           4.41       2.76       1.68       0.48        2.97
         ----------------------------------------------------------------
         ND           0.09       0.00       0.00       0.00        0.03
         ----------------------------------------------------------------
         NE           0.00       0.00       0.02       0.00        0.01
         ----------------------------------------------------------------
         NH           0.00       0.00       0.44       0.00        0.16
         ----------------------------------------------------------------
         Ni           2.88       1.36       0.90       0.00        1.76
         ----------------------------------------------------------------
         NM           1.92       3.01       3.93       0.00        2.86
         ----------------------------------------------------------------
         NV           0.00       0.53       0.59       0.00        0.33
         ----------------------------------------------------------------
         NY           7.95       4.43       3.08       0.00        5.23
         ----------------------------------------------------------------
         OH           0.04       0.36       0.35       0.00        0.23
         ----------------------------------------------------------------
         OK           0.06       0.11       0.03       0.00        0.06
         ----------------------------------------------------------------
         OR           0.11       0.27       0.23       0.00        0.19
         ----------------------------------------------------------------
         PA           3.95       0.62       0.10       0.00        1.72
         ----------------------------------------------------------------
         RI           0.00       0.00       0.51       0.00        0.18
         ----------------------------------------------------------------
         SC           4.48       4.45       3.47       0.00        4.02
         ----------------------------------------------------------------
         TN           2.52       0.97       0.67       0.00        1.45
         ----------------------------------------------------------------
         TX           4.17       4.91       2.77       0.00        3.75
         ----------------------------------------------------------------
         UT           0.76       0.00       0.68       0.00        0.54
         ----------------------------------------------------------------
         VA           4.37       1.88       1.63       0.00        2.73
         ----------------------------------------------------------------
         VT           0.00       0.00       0.19       0.00        0.07
         ----------------------------------------------------------------
         WA           0.94       0.30       2.61       5.04        1.48
         ----------------------------------------------------------------
         WI           0.00       0.19       0.46       0.00        0.21
         ----------------------------------------------------------------
         WY           0.37       0.00       0.04       0.00        0.16
         ----------------------------------------------------------------
          TOTAL     100.00     100.00     100.00     100.00      100.00
         ----------------------------------------------------------------

                                     NET RATE
         CURRENT NET COUPON       1        2       3        4        Total
         ----------------------------------------------------------------
          - 4.999              100.00   100.00  100.00   100.00     100.00
         ----------------------------------------------------------------
         TOTAL                 100.00   100.00  100.00   100.00     100.00
         ----------------------------------------------------------------

                                   REMAINING TERM
         ----------------------------------------------------------------
         REMAINING TERM       1        2       3        4        Total
         ----------------------------------------------------------------
         61 - 120            0.13     0.00    0.00     0.00       0.05
         ----------------------------------------------------------------
         121 - 179           0.06     0.01    0.05     0.00       0.04
         ----------------------------------------------------------------
         241 - 359          90.29    85.34   89.21    82.99      88.64
         ----------------------------------------------------------------
         360 - 360           7.41    10.41    8.71    17.01       8.74
         ----------------------------------------------------------------
         361 +               2.12     4.23    2.03     0.00       2.53
         ----------------------------------------------------------------
         TOTAL             100.00   100.00  100.00   100.00     100.00
         ----------------------------------------------------------------

         ----------------------------------------------------------------
                         PURPOSE
         ----------------------------------------------------------------
         LOAN PURP         1         2        3        4        TOTAL
         ----------------------------------------------------------------
         Cash Out        28.31     14.99    23.44    31.91      23.58
         ----------------------------------------------------------------
         Purchase        36.16     30.52    30.65    27.38      32.71
         ----------------------------------------------------------------
         Refinance       35.53     54.49    45.91    40.71      43.71
         ----------------------------------------------------------------
         TOTAL          100.00    100.00   100.00   100.00     100.00
         ----------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i’) constit ute prices at which the securities listed could have been or may be purchased or sold in any market, (ii’) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear Stearns & Co. Inc. dfingerh	THORNBURG 2002-4	November 21 2002

                                    OCCUPANCY
         ----------------------------------------------------------------
         OCCTYPE          1         2         3         4         TOTAL
         ----------------------------------------------------------------
         2ND HOME       11.37     6.32       9.40      8.31       9.45
         ----------------------------------------------------------------
         INVESTMENT      2.63     2.11       2.00      0.88       2.25
         ----------------------------------------------------------------
         PRIMARY        86.01    91.57      88.59     90.81      88.30
         ----------------------------------------------------------------
         TOTAL         100.00   100.00     100.00    100.00     100.00
         ----------------------------------------------------------------

                                   PROPERTY TYPE
         ----------------------------------------------------------------
         PROP TYPE        1         2         3         4         TOTAL
         ----------------------------------------------------------------
         2-4 Family     0.73       1.12      1.77     14.55        1.45
         ----------------------------------------------------------------
         Condo          7.34       8.65      8.11     16.43        8.08
         ----------------------------------------------------------------
         Coop           1.29       2.44      1.57     16.46        1.93
         ----------------------------------------------------------------
         PUD Attached   1.26       8.27      2.48      0.00        3.27
         ----------------------------------------------------------------
         PUDDetatched  30.16      21.92     23.06      0.88       25.17
         ----------------------------------------------------------------
         Single        59.21      57.60     63.01     51.68       60.09
         Family
         Detate
         ----------------------------------------------------------------
         TOTAL        100.00    100.00     100.00    100.00      100.00
         ----------------------------------------------------------------

                                     MONTHS TO ROLL
         ----------------------------------------------------------------
          MO ROLL        1          2          3         4         TOTAL
         ----------------------------------------------------------------
            - 6        91.31       0.00       0.00      0.00       35.70
         ----------------------------------------------------------------
          7-12          8.69       0.00       0.00      0.00        3.40
         ----------------------------------------------------------------
         19-24          0.00       1.66       0.00      0.00        0.38
         ----------------------------------------------------------------
         25 - 30        0.00       2.79       0.00      0.00        0.63
         ----------------------------------------------------------------
         31 - 36        0.00      95.55       0.00      0.00       21.71
         ----------------------------------------------------------------
         43-48          0.00       0.00       0.37      0.00        0.14
         ----------------------------------------------------------------
         49-54          0.00       0.00       3.38      0.00        1.23
         ----------------------------------------------------------------
         55 - 60        0.00       0.00      96.25      0.00       34.98
         ----------------------------------------------------------------
         73 - 78        0.00       0.00       0.00     10.69        0.20
         ----------------------------------------------------------------
         79-84          0.00       0.00       0.00     11.15        0.20
         ----------------------------------------------------------------
         109- 114       0.00       0.00       0.00      5.42        0.10
         ----------------------------------------------------------------
         115 - 120      0.00       0.00       0.00     72.74        1.33
         ----------------------------------------------------------------
         TOTAL        100.00     100.00     100.00    100.00      100.00
         ----------------------------------------------------------------

                                 DOCUMENTATION
         DOCUMENTATION     Group 1   Group 2   Group 3  Group 4    TOTAL
         ----------------------------------------------------------------
         FULL/ALT          91.31       94.58    97.10    100.00    94.32
         ----------------------------------------------------------------
         NO RATIO           1.80        1.48     0.91      0.00     1.37
         ----------------------------------------------------------------
         STATED             6.89        3.95     1.99      0.00     4.31
         ----------------------------------------------------------------
         TOTAL            100.00      100.00   100.00    100.00   100.00
         ----------------------------------------------------------------

                                                   INTEREST ONLY
         ----------------------------------------------------------------
                       Pct of    Pct of    Pct of     Pct of     Pct of
                      overall    overall   overall    overall    overall
                      CURRENT    CURRENT   CURRENT    CURRENT    CURRENT
         IO FLAG     BALANCE 1  BALANCE 2  BALANCE 3  BALANCE 4  BALANCE
         ----------------------------------------------------------------
          No           4.20       38.54     46.16       28.44     27.70
         ----------------------------------------------------------------
          Yes         95.80       61.46     53.84       71.56     72.30
         ----------------------------------------------------------------
         TOTAL       100.00      100.00    100.00      100.00    100.00
         ----------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit busisess from and perform services for the issuers of such securities or their affiliates.